FIRST
INVESTORS
GLOBAL
FUND, INC.

ANNUAL
REPORT


DECEMBER 31, 1996


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"FIRST INVESTORS" appear.

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NEED SERVICE?

If you have questions about your account...or would like information regarding other products or services...please contact your representative or call our Shareholder Services Department at...

(800) 423-4026

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FIIS077


Portfolio Manager's Letter
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

Most equity markets posted good results during 1996. For the year, equity markets outside of Japan performed very well, with the U.S.
S&P 500 rising 22.9% and Europe rising 21.6% (in U.S. dollars). Japan was weak, down -15.4% (in U.S. dollars) for the year. The world's stock markets returned 14.0% (in U.S. dollars) in 1996 as measured by the MSCI World Index. The First Investors Global Fund Class A shares modestly outperformed this benchmark providing investors with a 14.4% return for the year on a net asset value basis. The Lipper Global Average for the year returned 16.5%. Class B shares returned 13.3%. During 1996, the Fund's relative performance was largely driven by its country weightings and positive stock selection. The Fund outperformed the MSCI World Index in large measure because of its underweight in Japan relative to the Index's weighting. Compared to the competitive group, the reverse was true; the Fund was overweight in Japan and also underweight in the U.S., leading to the Fund's relative underperformance versus the Lipper Global Average. Good security selection helped returns, particularly in the larger markets of the United Kingdom, Germany and Japan.

A strong U.S. stock market in 1996 was led by decent profits growth in a context of very low inflation and strong cash flows into U.S. equity funds. In contrast, the Japanese stock market's decline came as the yen weakened and as local investors became increasingly pessimistic about the future economic growth of the Japanese economy due to the impending fiscal tightening and worries about deregulation of the financial system. The European stock market returns were generally strong over the past year. Spain led the pack with U.S. dollar returns of 41.3% followed by the U.K. with 27.4% and most of the Nordic countries where 20-40% U.S. dollar returns were seen. Countries such as Italy (13.4%) and Germany (14.1%) also posted good returns. Swiss stocks were hurt by the performance of their currency as 20.0% local returns were dragged down by a significant currency decline, producing returns of only 2.8% in U.S. dollar terms. In the Pacific Basin excluding Japan, the last quarter of 1996 saw a continuation of many of the trends in place for the full year. Hong Kong followed Wall Street to record highs, up 33.1% for the year
(in U.S. dollars). Other markets such as Australia and New Zealand, which often keep an eye on the U.S. market, also put in strong showings with 17.8% and 18.7% returns in U.S. dollars, respectively.

We believe that global equity markets should have another good year in 1997. Outside of the U.S., valuations are supported by expectations of good profits growth. Profits growth should be particularly good for many Japanese companies as the lagged impact of lower interest rates and a weaker yen are likely to strengthen Japanese profits in 1997. Japanese companies experienced a 25% profit increase in 1996 and are forecasted to see a 20% increase in 1997. The Japanese economy, while improving, is not without its challenges. Nevertheless, the investment opportunities are excellent in this environment. For example, strong exporters such as Toyota, which possess a very strong product pipeline and experience improved profit margins from a weaker yen, are the types of investments the Fund is seeking. We believe the Japanese holdings in the Fund are well positioned to benefit from a slow but improving economic environment in Japan.

The U.S. economic picture appears relatively stable. Profits should still grow in the high single digits and inflation likely will remain relatively low. We are concerned that market valuations are on the high side, particularly relative to many foreign markets whose economies are at a much earlier stage in the economic cycle. The big challenge is anticipating the extent to which fund flows will continue to push the U.S. market higher.

In Europe we anticipate growth to rebound thanks to a weaker currency and a stronger global demand for capital goods. An accommodative monetary policy will offset the fiscal austerity needed to qualify for EMU entry. Low rates of inflation should persist, given record-high joblessness and modest wage growth. Stronger export revenues and pay restraints should boost profit growth to 30% in 1997.

Based on this outlook, and our assessment of individual investment opportunities within each market, the Fund had 43% of assets invested in European stocks, 22% in the United States, 12% in Japan, 11% in other Asian stocks excluding Japan, 5% in Australia and New Zealand and 5% in Latin America at December 31, 1996. The emerging market exposure remains at a relatively low level at 9% of the Fund. The Fund's top holdings include: Unidanmark A, Metallgesellschaft, American Express Co., International Paper, and ING Groep NV.

While the recent bull market in U.S. stocks has lasted 77 months, investors in non-U.S. stocks have not seen such a strong rise in the last several years, with the MSCI EAFE index generally lagging the U.S. market indices. Given this recent performance and the underlying economic positions of major economies worldwide we are optimistic about investment opportunities going forward in the world's developed markets. However, it is important to remember that stock markets tend to be cyclical with periods when stock prices generally rise and periods when stock prices generally decline. While there is a fair degree of diversification across markets within the portfolio, which is an aid during declining markets, diversification can not totally protect from falling stock prices. In particular, we have avoided many emerging markets as we generally believe that the return potential does not outweigh the inherent risks in these markets. Even in the developed foreign markets in which the Fund predominately invests, there are currency risks as well as country specific political and economic risks. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ Trond Skramstad
Trond Skramstad
Portfolio Manager

January 31, 1997


Cumulative Performance Information
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Global Fund, Inc. (Class A shares) and the Morgan Stanley
World Index.


The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.


        FIRST INVESTORS           MORGAN
                 GLOBAL            WORLD
JAN 1987          9,375           10,000
DEC 1987         12,058           11,677
DEC 1988         13,400           14,473
DEC 1989         19,271           16,963
DEC 1990         16,916           14,163
DEC 1991         19,765           16,849
DEC 1992         18,819           16,066
DEC 1993         23,143           19,783
DEC 1994         22,268           20,891
DEC 1995         26,237           25,341
DEC 1996         30,023           28,889


**BOXED INFORMATION INSIDE GRAPH
As of December 31, 1996
                         Average Annual Total Returns*
Class A Shares           N.A.V. Only  S.E.C. Standardized
One Year                  14.43%              7.25%
Five Years                 8.72%              7.33%
Ten Years                 12.36%             11.62%
Class B Shares
One Year                  13.33%              8.84%
Since Inception
(1/12/95)                 16.31%             13.92%

Footnote reads:
The graph compares a $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) beginning 1/1/87 with a theoretical investment in the Morgan Stanley World Index. The Morgan Stanley
World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The Index consists of approximately 60% of the aggregate market value of the covered stock exchanges. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above based on differences in sales loads and fees paid by shareholders investing in the different classes.

*Average Annual Total Return figures (for the period ended 12/31/96) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 and 12/29/89, the maximum sales charges were 6.9% and 7.25%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Morgan Stanley World Index figures from Morgan Stanley & Co. Incorporated and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1996
----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
     Shares  Security                                                                             Value     Net Assets
----------------------------------------------------------------------------------------------------------------------
             COMMON STOCKS--97.3%
             United States--22.2%
     63,000  American Express Company                                                        $3,559,500           $133
     30,600  American International Group, Inc.                                               3,312,450            123
     21,000  Boeing Company                                                                   2,233,875             83
     18,372  Conrail, Inc.                                                                    1,830,310             68
     40,000  Dow Chemical Company                                                             3,135,000            117
     23,000  Exxon Corporation                                                                2,254,000             84
     88,000  Federal National Mortgage Association                                            3,278,000            122
     28,200  General Electric Company                                                         2,788,275            104
     25,000  Gillette Company                                                                 1,943,750             73
     52,000  Hewlett-Packard Company                                                          2,613,000             97
     86,000  International Paper Company                                                      3,472,250            129
     58,000  Johnson & Johnson                                                                2,885,500            108
     35,000  Kimberly Clark Corporation                                                       3,333,750            124
     14,583  Lucent Technologies, Inc.                                                          674,464             25
     85,000  MCI Communications Corporation                                                   2,778,437            104
     66,000  PepsiCo, Inc.                                                                    1,930,500             72
     73,000  PG & E Corporation                                                               1,533,000             57
     69,000  Pharmacia & Upjohn, Inc.                                                         2,734,125            102
     25,000  Phelps Dodge Corporation                                                         1,687,500             63
     41,600  United Technologies Corporation                                                  2,745,600            102
      6,080 *Viacom, Inc., Class "A"                                                            209,760              8
     46,067 *Viacom, Inc., Class "B"                                                          1,606,587             60
    108,000  Wal-Mart Stores, Inc.                                                            2,470,500             92
     32,000  Warner-Lambert Company                                                           2,400,000             89
     41,000  York International Corporation                                                   2,290,875             85
----------------------------------------------------------------------------------------------------------------------
                                                                                             59,701,008          2,224
----------------------------------------------------------------------------------------------------------------------
             Japan--11.6%
     70,000  Asahi Organic Chemicals Industry Company, Ltd.                                     411,901             15
     71,500  Canon Sales Company, Inc.                                                        1,589,295             59
     13,000  Chudenko Corporation                                                               374,084             14
    134,000  Chugai Pharmaceutical Company, Ltd.                                              1,119,838             42
     99,000  Dai Nippon Printing Company, Ltd.                                                1,731,451             65
     50,000  Fuji Machine Manufacturing Company                                               1,322,475             49
    106,000  JGC Corporation                                                                    793,601             30
     34,000  Kyudenko Company, Ltd.                                                             351,509             13
     15,000  Mabuchi Motor Company, Ltd.                                                        753,425             28
     83,000  Maruichi Steel Tube, Ltd.                                                        1,430,165             53
    101,000  Matsushita Electric Industrial Company, Ltd.                                     1,644,603             61
    150,000  Mitsubishi Heavy Industries, Ltd.                                                1,188,930             44
     42,000  Murata Manufacturing Company, Ltd.                                               1,393,123             52
    104,000  NGK Spark Plugs Company                                                          1,137,926             42
     95,000  Nippon Express Company, Ltd.                                                       649,857             24
      9,240  Nippon Television Network Corporation                                            2,786,249            104
     75,000  Nomura Securities Company, Ltd.                                                  1,124,318             42
    128,000  Onward Kashiyama Company, Ltd.                                                   1,797,530             67
     97,000  Sakura Bank, Ltd.                                                                  691,959             26
     40,000  Sanwa Bank, Ltd.                                                                   544,496             20
    114,000  Seventy-Seven Bank                                                                 933,056             35
     11,000  Sony Corporation                                                                   719,307             27
    206,000  Sumitomo Realty & Development                                                    1,295,596             48
     38,000  Sumitomo Trust and Banking Company, Ltd.                                           379,768             14
     62,000  Toda Construction Company, Ltd.                                                    470,059             18
    180,000  Toyo Ink Manufacturing Company, Ltd.                                               736,614             27
     49,000  Toyota Motor Corporation                                                         1,405,785             52
     13,400  World Company, Ltd.                                                                554,148             21
    198,000  Yamato Kogyo Company, Ltd.                                                       1,825,263             68
      1,000  Yamazaki Baking Company, Ltd.                                                       15,939              1
----------------------------------------------------------------------------------------------------------------------
                                                                                             31,172,270          1,161
----------------------------------------------------------------------------------------------------------------------
             United Kingdom--11.1%
    280,000  Associated British Foods PLC                                                     2,321,536             87
    190,000  Bank of Scotland                                                                 1,003,067             37
    166,000  BOC Group PLC                                                                    2,481,401             93
    150,000  Boots Company PLC                                                                1,546,575             58
    580,000  British Gas PLC                                                                  2,228,244             83
    163,000  British Telecommunications PLC                                                   1,100,413             41
    370,000  BTR PLC                                                                          1,804,564             67
    820,000  Cookson Group PLC                                                                3,311,652            123
    210,000  De La Rue PLC                                                                    2,057,391             77
    420,000  National Grid Holdings PLC                                                       1,405,110             52
    225,000  Northern Foods PLC                                                                 787,410             29
    161,798  PowerGen PLC                                                                     1,585,151             59
    130,000  Rank Group PLC                                                                     968,851             36
     52,250  Reckitt & Colman PLC                                                               646,468             24
    184,218  Royal & Sun Alliance Insurance Group PLC                                         1,401,291             52
    171,219  Royal Bank of Scotland PLC                                                       1,646,699             62
    335,031  Sainsbury PLC                                                                    2,224,538             83
    190,000 *Sun Life & Provincial Holdings PLC                                                 850,250             32
    100,000  United Biscuits (Holdings) PLC                                                     359,370             13
----------------------------------------------------------------------------------------------------------------------
                                                                                             29,729,981          1,108
----------------------------------------------------------------------------------------------------------------------
             France--6.6%
     11,434  Accor SA                                                                         1,444,992             54
     82,400  Assurances Generales De France                                                   2,654,870             99
     54,000  Banque Nationale De Paris                                                        2,085,734             78
      6,986  Compagnie De Saint Gobain                                                          986,340             37
     24,000  Credit Commercial De France                                                      1,107,960             41
     29,314  Groupe Havas SA                                                                  2,052,475             76
      4,600  Peugeot SA                                                                         516,741             19
     24,075  Remy Cointreau                                                                     680,745             25
     58,706  Rhone-Poulenc SA Series "A"                                                      1,997,612             74
     14,976  Societe Generale Paris                                                           1,616,072             60
     15,000  Societe Nationale Elf Aquitaine SA                                               1,362,733             51
     16,367  Total SA Class "B"                                                               1,328,567             50
----------------------------------------------------------------------------------------------------------------------
                                                                                             17,834,841            664
----------------------------------------------------------------------------------------------------------------------
             Germany--4.3%
     36,000 *Daimler-Benz AG                                                                  2,476,138             92
      4,200  Degussa AG                                                                       1,907,717             71
     61,200 *Deutsche Telekom AG                                                              1,274,741             48
      3,750  Karstadt AG                                                                      1,245,856             46
      1,975  Mannesmann AG                                                                      854,790             32
    185,000 *Metallgesellschaft AG                                                            3,771,761            141
----------------------------------------------------------------------------------------------------------------------
                                                                                             11,531,003            430
----------------------------------------------------------------------------------------------------------------------
             Australia--3.8%
    283,050  Amcor, Ltd.                                                                      1,818,738             68
    757,177  Boral, Ltd.                                                                      2,152,957             80
    196,782  Broken Hill Proprietary, Ltd.                                                    2,800,798            104
    535,566  Goodman Fielder, Ltd.                                                              663,566             25
    530,000  Pioneer International, Ltd.                                                      1,578,552             59
     65,700  Qantas Airways (ADR) (Note 4)                                                    1,095,830             41
----------------------------------------------------------------------------------------------------------------------
                                                                                             10,110,441            377
----------------------------------------------------------------------------------------------------------------------
             Netherlands--3.6%
     12,700  Akzo-Nobel NV                                                                    1,732,747             65
     93,875  ING Groep NV                                                                     3,375,670            126
     49,392  KLM Royal Dutch Airlines                                                         1,387,752             52
     60,000  PolyGram NV                                                                      3,052,482            114
----------------------------------------------------------------------------------------------------------------------
                                                                                              9,548,651            357
----------------------------------------------------------------------------------------------------------------------
             Hong Kong--3.2%
    150,000  Citic Pacific, Ltd.                                                                870,705             32
    285,000  Hutchison Whampoa, Ltd.                                                          2,238,361             83
    168,000  Sun Hung Kai Properties, Ltd.                                                    2,057,916             77
    265,000  Swire Pacific, Ltd. Class "A"                                                    2,526,642             94
  3,630,000 *Tingyi Holding Company                                                             949,971             35
----------------------------------------------------------------------------------------------------------------------
                                                                                              8,643,595            321
----------------------------------------------------------------------------------------------------------------------
             Italy--2.7%
    153,500  Arnoldo Mondadori Editore SPA                                                    1,246,773             47
    763,400  Banca Commerciale Italiana                                                       1,385,647             52
    270,000  Fiat SPA                                                                           815,049             30
    510,000 *Finanziaria Autogrill SPA                                                          493,017             18
    220,000  Stet-Societa Finanziaria Telefonica SPA                                            998,338             37
    850,000  Telecom Italia SPA                                                               2,202,520             82
----------------------------------------------------------------------------------------------------------------------
                                                                                              7,141,344            266
----------------------------------------------------------------------------------------------------------------------
             Switzerland--2.7%
      1,070  Compagnie Financiere Richemont AG                                                1,498,151             56
      2,350  Nestle AG Regd                                                                   2,515,003             94
      3,700  Sulzer AG PC                                                                     1,973,007             73
      1,400 *SwissAir AG Regd                                                                 1,129,199             42
----------------------------------------------------------------------------------------------------------------------
                                                                                              7,115,360            265
----------------------------------------------------------------------------------------------------------------------
             Singapore--2.6%
    188,500  Development Bank of Singapore                                                    2,546,880             95
    270,000  Far East-Levingston Shipbuilding, Ltd.                                           1,409,022             52
    283,000  Keppel Corporation, Ltd.                                                         2,205,193             82
    270,000  Straits Steamship Land, Ltd.                                                       864,729             32
----------------------------------------------------------------------------------------------------------------------
                                                                                              7,025,824            261
----------------------------------------------------------------------------------------------------------------------
             Spain--2.4%
      7,600  Acerinox SA Regd                                                                 1,096,105             41
     47,900  Empresa Nacional De Electricidad SA (ADR)                                        3,353,000            125
     81,000  Telefonica De Espana SA                                                          1,877,491             70
----------------------------------------------------------------------------------------------------------------------
                                                                                              6,326,596            236
----------------------------------------------------------------------------------------------------------------------
             Denmark--2.4%
     71,800  Tele Danmark A/S Class "B" (ADR)                                                 1,956,550             73
     84,500  Unidanmark A/S Class "A" Regd                                                    4,369,021            163
----------------------------------------------------------------------------------------------------------------------
                                                                                              6,325,571            236
----------------------------------------------------------------------------------------------------------------------
             Finland--2.1%
        300  Kesko                                                                                4,224             --
    335,000  Merita Bank, Ltd. Class "A"                                                      1,039,371             39
    160,000  Metsa-Serla OY Class "B"                                                         1,197,648             45
     29,900  Nokia Corporation Class "A" (ADR)                                                1,722,988             64
     80,400  Rauma OY                                                                         1,692,074             63
----------------------------------------------------------------------------------------------------------------------
                                                                                              5,656,305            211
----------------------------------------------------------------------------------------------------------------------
             Mexico--1.9%
    325,000  Cemex SA CPO                                                                     1,164,248             43
    240,000  Fomento Economico Mexicano SA Class "B"                                            823,166             31
    260,000  Grupo Carso SA Class "A"                                                         1,370,676             51
  3,360,000 *Grupo Financiero Bancomer Class "B"                                              1,344,504             50
     99,400  Transportacion Maritima Mexicana SA Class "A" (ADR)                                459,725             17
----------------------------------------------------------------------------------------------------------------------
                                                                                              5,162,319            192
----------------------------------------------------------------------------------------------------------------------
             Norway--1.5%
    109,700  Fokus Bank AS Class "A"                                                            754,188             28
     97,117 *Nycomed AS Class "A"                                                             1,482,899             55
    109,000  Saga Petroleum AS Series "A" Free                                                1,817,978             68
----------------------------------------------------------------------------------------------------------------------
                                                                                              4,055,065            151
----------------------------------------------------------------------------------------------------------------------
             Malaysia--1.4%
    570,000  Land & General Holdings BHD                                                      1,365,435             51
     90,000  MBF Capital BHD                                                                    146,106              5
    120,000  Resorts World BHD                                                                  546,420             20
    466,000  Sime Darby Berhad                                                                1,835,947             68
----------------------------------------------------------------------------------------------------------------------
                                                                                              3,893,908            144
----------------------------------------------------------------------------------------------------------------------
             Canada--1.4%
    104,000  Canadian Pacific, Ltd.                                                           2,756,000            103
     97,000 *Canwest Global Communications Corporation                                          994,250             37
----------------------------------------------------------------------------------------------------------------------
                                                                                              3,750,250            140
----------------------------------------------------------------------------------------------------------------------
             Sweden--1.4%
     25,500  BT Industries AB                                                                   474,295             18
     77,000  Pharmacia & Upjohn, Inc.                                                         3,151,933            117
----------------------------------------------------------------------------------------------------------------------
                                                                                              3,626,228            135
----------------------------------------------------------------------------------------------------------------------
             Korea--1.1%
     15,610 *Chosun Brewery Company, Ltd.                                                       436,637             16
     20,360  Daewoo Securities                                                                  262,475             10
     48,000  Hanil Bank                                                                         329,270             12
     32,000  Hanwha Chemical Corporation                                                        247,898              9
     13,000  Korea Electric Power                                                               378,238             14
     15,570  Korean Air Lines                                                                   258,548             10
     38,000  Pohang Iron & Steel Company, Ltd. (ADR)                                            769,500             29
        130  Samsung Fire & Marine Insurance                                                     53,384              2
      6,000  Shinsegae Department Store                                                         249,083              9
----------------------------------------------------------------------------------------------------------------------
                                                                                              2,985,033            111
----------------------------------------------------------------------------------------------------------------------
             Thailand--1.1%
  1,322,009  Bangkok Metropolitan Bank Public Company, Ltd. Foreign Regd                        515,584             19
    119,400  Land & House Public Company, Ltd. Foreign Regd                                     870,808             32
     85,000  Siam City Cement Public Company, Ltd. Foreign Regd                                 450,857             17
    150,000  Siam Commercial Bank Public Company, Ltd. Foreign Regd                           1,088,130             41
----------------------------------------------------------------------------------------------------------------------
                                                                                              2,925,379            109
----------------------------------------------------------------------------------------------------------------------
             Argentina--1.1%
     80,000  Perez Companc SA Class "B"                                                         562,496             21
     84,600  Quilmes Industrial SA (ADR)                                                        771,975             29
     61,000  YPF SA Class "D" (ADR)                                                           1,540,250             57
----------------------------------------------------------------------------------------------------------------------
                                                                                              2,874,721            107
----------------------------------------------------------------------------------------------------------------------
             Chile--.7%
     71,000  Enersis SA (ADR)                                                                 1,970,250             73
----------------------------------------------------------------------------------------------------------------------

             New Zealand--.7%
    283,141  Air New Zealand, Ltd. Class "B"                                                    768,162             29
    523,000  Carter Holt Harvey, Ltd.                                                         1,186,112             44
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,954,274             73
----------------------------------------------------------------------------------------------------------------------
             Brazil--.7%
     60,000  Centrais Electricas Brasileiras (ADR)                                            1,074,012             40
 11,930,000  Telecomunicacoes Brasileiras SA                                                    854,188             32
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,928,200             72
----------------------------------------------------------------------------------------------------------------------
             Ireland--.6%
     82,344  Allied Irish Banks PLC                                                             549,564             20
     40,000  Bank of Ireland                                                                    365,188             14
    270,000 *Jefferson Smurfit Group PLC                                                        801,657             30
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,716,409             64
----------------------------------------------------------------------------------------------------------------------
             Indonesia--.6%
     24,000  Indonesian Satellite Corporation (ADR)                                             657,000             25
    756,000  Jaya Real Property Foreign Regd                                                  1,055,981             39
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,712,981             64
----------------------------------------------------------------------------------------------------------------------
             Austria--.6%
     13,300  OMV AG                                                                           1,498,153             56
----------------------------------------------------------------------------------------------------------------------
             Philippines--.4%
      8,000  Philippine Long Distance Telephone Company (ADR)                                   408,000             15
    880,000  Pilipino Telephone Corporation                                                     744,480             28
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,152,480             43
----------------------------------------------------------------------------------------------------------------------
             India--.4%
    106,800 *Indo Gulf Fertilizers and Chemicals Corp., Ltd. (GDR)                               86,444              3
     59,700 *State Bank of India (GDR) (Note 4)                                               1,052,213             39
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,138,657             42
----------------------------------------------------------------------------------------------------------------------
             Venezuela--.3%
     26,300  Compania Anonima Nacional Telefonos De Venezuela (ADR)                             739,688             28
----------------------------------------------------------------------------------------------------------------------
             Portugal--.1%
      3,800 *Telecel-Comunicacoes Pessoais SA                                                   242,318              9
----------------------------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $220,913,595)                               261,189,103          9,730
----------------------------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--1.0%
             Brazil--.5%
    717,600  Companhia Cervejaria Brahma Regd                                                   392,240             14
  5,680,000  Petroleo Brasileiro SA Regd                                                        904,256             34
----------------------------------------------------------------------------------------------------------------------
                                                                                              1,296,496             48
----------------------------------------------------------------------------------------------------------------------
             Germany--.5%
     17,300  Hornbach Holdings AG                                                             1,234,824             46
----------------------------------------------------------------------------------------------------------------------
             Total Value of Preferred Stocks (cost $2,283,504)                                2,531,320             94
----------------------------------------------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS--2.1%
  $ 5,710M   Aubrey G. Lanston & Co., Inc. 6.75%, 1/2/97 (collateralized by
             U.S Treasury Bonds, 111/8%, 8/15/2003, valued at $5,815M)
             (cost $5,710,000)                                                                5,710,000            213
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $228,907,099)                                  100.4%      269,430,423         10,037
Excess of Liabilities Over Other Assets                                           (.4)         (998,234)           (37)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                      100.0%     $268,432,189        $10,000
----------------------------------------------------------------------------------------------------------------------

* Non-income producing

See notes to financial statements




At December 31, 1996, sector diversification of the portfolio was as follows:
------------------------------------------------------------------------
                                            Percentage
Sector Diversification                   of Net Assets             Value
------------------------------------------------------------------------
Banks                                            10.90%      $29,132,622
Telephone                                          5.9        15,834,164
Drugs                                              5.9        15,771,907
Food/Beverage/Tobacco                              5.8        15,516,885
Metals & Minerals                                  5.4        14,512,120
Media                                              5.1        13,680,027
Real Estate Companies                              4.6        12,275,468
Chemicals                                          4.4        11,757,986
Machinery & Manufacturing                          4.3        11,520,790
Electric Utilities                                 4.2        11,298,761
Energy Sources.                                    4.2        11,268,433
Paper/Forest Products                              3.9        10,533,796
Retail Trade                                       3.5         9,529,748
Insurance                                          3.1         8,272,245
Transportation.                                    3.0         8,159,633
Financial Services                                 3.0         7,961,818
Travel & Leisure                                   2.9         7,834,223
Electrical Equipment                               2.6         6,970,501
Automotive                                         2.3         6,084,418
Computers & Office Equipment                       2.2         5,924,652
Household Products                                 2.2         5,923,968
Business Services                                  2.0         5,414,495
Aerospace/Defense                                  1.9         4,979,475
Electronics                                        1.1         3,037,726
Communication Equipment                             .9         2,397,452
Pipeline                                            .8         2,228,244
Medical Products                                    .7         1,973,007
Apparel/Textiles                                    .7         1,797,530
Energy Services                                     .5         1,409,022
Entertainment Products                              .3           719,307
Repurchase Agreements                              2.1         5,710,000
-------------------------------------------------------------------------
Total Value of Investments                       100.4       269,430,423
Excess of Liabilities Over Other Assets            (.4)         (998,234)
-------------------------------------------------------------------------
Net Assets                                       100.0%     $268,432,189
=========================================================================

See notes to financial statements




Statement of Assets and Liabilities
FIRST INVESTORS GLOBAL FUND, INC.
December 31, 1996
----------------------------------------------------------------------------------------------------
Assets
Investments in securities, at value (identified
cost $228,907,099) (Note 1A)                                                           $269,430,423
Cash                                                                                            839
Receivables:
Investment securities sold                                            $    953,501
Dividends and interest                                                     516,857
Capital shares sold                                                        267,947        1,738,305
                                                                      ------------
Other assets                                                                                 20,335
                                                                                       ------------
Total Assets                                                                            271,189,902
Liabilities
Payables:
Investment securities purchased                                          1,349,196
Cash portion of dividend payable January 15, 1997                          605,203
Capital shares redeemed                                                    314,457
Accrued expenses                                                           268,585
Accrued advisory fee                                                       220,272
                                                                      ------------
Total Liabilities                                                                         2,757,713
                                                                                       ------------
Net Assets (Note 5):
Class A (39,915,162 shares outstanding)                                263,087,773
Class B (820,683 shares outstanding)                                     5,344,416     $268,432,189
                                                                      ------------     ============

Net Assets Consist of:
Capital paid in                                                                        $227,924,308
Undistributed net investment deficit                                                        (15,418)
Net unrealized appreciation of investments and
translation of assets in foreign currencies                                              40,523,299
                                                                                       ------------
Total                                                                                  $268,432,189
                                                                                       ============

Net asset value and redemption price per share--Class A                                       $6.59
                                                                                             ======

Maximum offering price per share--Class A ($6.59/.9375)*                                      $7.03
                                                                                             ======

Net asset value and offering price per share--Class B                                         $6.51
                                                                                             ======

* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements




Statement of Operations
FIRST INVESTORS GLOBAL FUND, INC.
Year Ended December 31, 1996
---------------------------------------------------------------------------------------------------
Investment Income
Income:
Dividends (net of $376,658 foreign withholding taxes)                                    $5,020,836
Interest                                                                                    779,303
                                                                                       ------------
Total income                                                                              5,800,139
Expenses (Note 3):
Advisory fee                                                         $   2,491,112
Shareholder servicing costs                                                819,904
Distribution plan expenses--Class A                                        737,348
Distribution plan expenses--Class B                                         34,173
Custodian fees and expenses                                                313,030
Reports and notices to shareholders                                         81,091
Professional fees                                                           47,257
Other expenses                                                              57,920
                                                                      ------------
Total expenses                                                                            4,581,835
                                                                                       ------------
Net investment income                                                                     1,218,304
                                                                                       ------------
Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Transactions (Note 2):
Net realized gain (loss) from:
Investments                                                             35,375,352
Translation of assets in foreign currencies                                (18,381)      35,356,971
                                                                      ------------
Net unrealized depreciation of:
Investments                                                             (2,633,342)
Translation of assets in foreign currencies                                 (6,508)      (2,639,850)
                                                                      ------------     ------------
Net gain from investments and foreign currency                                           32,717,121
                                                                                       ------------
Net Increase in Net Assets Resulting from Operations                                    $33,935,425
                                                                                       ============


See notes to financial statements




Statement of Changes in Net Assets
FIRST INVESTORS GLOBAL FUND, INC.

----------------------------------------------------------------------------------------------------
Year Ended December 31                                                  1996             1995
----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                $    1,218,304   $    1,189,013
Net realized gain on investments and foreign currency transactions       35,356,971       13,092,919
Net unrealized appreciation (depreciation) of investments and
translation of assets in foreign currencies                             (2,639,850)      21,510,849
                                                                      ------------     ------------
Net increase in net assets resulting from operations                    33,935,425       35,792,781
                                                                      ------------     ------------
Distributions to Shareholders
Net investment income--Class A                                          (1,513,003)      (1,201,748)
Net investment income--Class B                                             (12,327)          (5,314)
Net realized gains--Class A                                            (31,032,925)      (9,215,464)
Net realized gains--Class B                                               (636,439)         (52,445)
                                                                      ------------     ------------
Total distributions                                                    (33,194,694)     (10,474,971)
                                                                      ------------     ------------
Capital Share Transactions (a)
Class A:
Proceeds from shares sold                                               36,352,940       20,655,423
Value of distributions reinvested                                       31,943,902        8,448,358
Cost of shares redeemed                                                (34,487,088)     (39,890,811)
                                                                      ------------     ------------
                                                                        33,809,754      (10,787,030)
                                                                      ------------     ------------
Class B:
Proceeds from shares sold                                                4,040,306        1,286,260
Value of distributions reinvested                                          645,589           57,759
Cost of shares redeemed                                                   (449,042)         (83,283)
                                                                      ------------     ------------
                                                                         4,236,853        1,260,736
                                                                      ------------     ------------
Net increase (decrease) from capital share transactions                 38,046,607       (9,526,294)
                                                                      ------------     ------------
Net increase in net assets                                              38,787,338       15,791,516
Net Assets
Beginning of year                                                      229,644,851      213,853,335
                                                                      ------------     ------------
End of year (including undistributed net investment deficit of
$15,418 and none, respectively)                                       $268,432,189     $229,644,851
                                                                      ============     ============

(a)Capital Shares Issued and Redeemed
Class A:
Sold                                                                     5,281,102        3,322,118
Issued for distributions reinvested                                      4,847,330        1,229,747
Redeemed                                                                (4,942,141)      (6,436,387)
                                                                      ------------     ------------
Net increase (decrease) in Class A shares outstanding                    5,186,291       (1,884,522)
                                                                      ============     ============

Class B:
Sold                                                                       585,922          204,422
Issued for distributions reinvested                                         99,169            8,457
Redeemed                                                                   (64,422)         (12,865)
                                                                      ------------     ------------
Net increase in Class B shares outstanding                                 620,669          200,014
                                                                      ============     ============


See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS GLOBAL FUND, INC.

1. Significant Accounting Policies--The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The objective of the Fund is primarily to seek long-term capital growth and secondarily to earn a reasonable level of current income.

A. Security Valuation--A security listed or traded on any stock exchange or the NASDAQ National Market System is valued at its last sale price on that exchange or system prior to the time when assets are valued. If no sale is reported at that time, the mean between the current bid and asked prices is used. Securities for which over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked prices. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors. For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

C. Foreign Currency Translations--The books and records are maintained in U.S. dollars. For valuation purposes, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the daily rate of exchange. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

D. Distributions to Shareholders--Distributions to shareholders from net investment income and net realized gains are declared and paid annually. The timing and characterization of income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryforwards.

E. Repurchase Agreements--Securities pledged as collateral for repurchase agreements are held by the Fund's custodian until maturity of the repurchase agreement. The agreements provide that the Fund will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Fund.

F. Use of Estimates--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

2. Securities Transactions--For the year ended December 31, 1996, purchases and sales of investment securities, excluding foreign currencies and repurchase agreements, aggregated $180,662,576 and $172,580,055, respectively.

At December 31, 1996, the cost of investments for federal income tax purposes was $228,907,099. Accumulated net unrealized appreciation on investments was $40,523,324 consisting of $50,229,295 gross unrealized appreciation and $9,705,971 gross unrealized depreciation.

3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Financial Savings Bank, S.L.A. ("FFS"), custodian of the Fund's Individual Retirement Accounts. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or FIC.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of 1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .91% on average daily net assets over $750 million.

During the year ended December 31, 1996, FIC, as underwriter, received $1,455,711 in commissions after allowing $5,196 to other dealers.
Shareholder servicing costs included $505,820 in transfer agent fees paid to ADM and $220,482 in custodian fees paid to FFS.

Wellington Management Company serves as the investment subadviser to the Fund. The subadviser is paid by FIMCO and not by the Fund.

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee equal to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1996, the Fund held two 144A securities with an aggregate value of $2,148,043 representing less than 1% of the Fund's net assets. These securities are valued as set forth in Note 1A.

5. Capital--The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% during a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 100,000,000 shares originally designated, the Fund has classified 65,000,000 shares as Class A and 35,000,000 shares as Class B.



Financial Highlights
FIRST INVESTORS GLOBAL FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.*
---------------------------------------------------------------------------------------------------------------
                                                                             CLASS A
                                                   ------------------------------------------------------------
Year Ended December 31                                1996      1995      1994      1993      1992      1991
---------------------------------------------------------------------------------------------------------------
Per Share Data
Net Asset Value, Beginning of Year                     $6.57     $5.84     $6.27     $5.11     $5.41     $4.63
                                                     -------   -------   -------   -------   -------   -------
Income from Investment Operations
Net investment income (loss)                            .036      .035      .028      .014      .039      .005
Net realized and unrealized gain (loss) from
investments and foreign currency transactions.          .912     1.006     (.265)    1.160     (.298)     .775
                                                     -------   -------   -------   -------   -------   -------
Total from Investment Operations                        .948     1.041     (.237)    1.174     (.259)     .780
                                                     -------   -------   -------   -------   -------   -------
Less Distributions from:
Net investment income                                   .043      .036      .028      .014        --        --
Net realized gain from investments                      .885      .275      .165        --        --        --
Capital surplus                                           --        --        --        --      .041        --
                                                     -------   -------   -------   -------   -------   -------
Total Distributions                                     .928      .311      .193      .014      .041        --
                                                     -------   -------   -------   -------   -------   -------
Net Asset Value, End of Year                           $6.59     $6.57     $5.84     $6.27     $5.11     $5.41
                                                     =======   =======   =======   =======   =======   =======

Total Return (%)+                                      14.43     17.83     (3.78)    22.97     (2.89)    14.56
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                 $263.1    $228.3    $213.9    $209.8    $181.0    $226.3
Ratio to Average Net Assets: (%)
Expenses                                                1.83      1.83      1.84      1.87      1.83      1.95
Net investment income (loss)                             .50       .55       .45       .27       .73       .09
Portfolio Turnover Rate (%)                               73        47        56        41        45        64
Average Commission Rate (per share of security)++     $.0094       N/A       N/A       N/A       N/A       N/A


Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------
                                                                   CLASS A                       CLASS B
                                                   --------------------------------------   -------------------
Year Ended December 31                                1990      1989      1988      1987      1996     1995**
---------------------------------------------------------------------------------------------------------------
Per Share Data
Net Asset Value, Beginning of Year                     $5.38     $4.47     $3.85     $3.31     $6.54     $5.76
                                                     -------   -------   -------   -------   -------   -------
Income from Investment Operations
Net investment income (loss)                           (.023)    (.019)     .003     (.021)    (.007)     .027
Net realized and unrealized gain (loss) from
investments and foreign currency transactions.         (.634)    1.689      .617      .969      .879     1.056
                                                     -------   -------   -------   -------   -------   -------
Total from Investment Operations                       (.657)    1.670      .620      .948      .872     1.083
                                                     -------   -------   -------   -------   -------   -------
Less Distributions from:
Net investment income                                     --        --        --      .008      .017      .028
Net realized gain from investments                        --      .390        --      .400      .885      .275
Capital surplus                                         0.093     .370        --        --        --        --
                                                     -------   -------   -------   -------   -------   -------
Total Distributions                                     .093      .760        --      .408      .902      .303
                                                     -------   -------   -------   -------   -------   -------
Net Asset Value, End of Year                           $4.63     $5.38     $4.47     $3.85     $6.51     $6.54
                                                     =======   =======   =======   =======   =======   =======

Total Return (%)+                                     (12.22)    37.65     16.10     28.60     13.33     18.80
Ratios/Supplemental Data
Net Assets, End of Year (in millions)                 $219.0    $182.4     $88.9     $92.9      $5.3      $1.3
Ratio to Average Net Assets: (%)
Expenses                                                1.88      1.75      1.74      1.73      2.54      2.56(a)
Net investment income (loss)                            (.43)     (.38)      .07      (.45)     (.21)     (.19)(a)
Portfolio Turnover Rate (%)                              116       155       115       137        73        47
Average Commission Rate (per share of security)++        N/A       N/A       N/A       N/A   $0.0094       N/A

*   Adjusted to reflect five-for-one stock split on March 4, 1987

**  From January 12, 1995 (date Class B shares first offered) to December 31, 1995

+   Calculated without sales charge

(a) Annualized

++  Average commission rate as required by amended disclosure requirements effective for fiscal years beginning on or after September 1, 1995

See notes to financial statements



Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Global Fund, Inc., including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Global Fund, Inc. as of December 31, 1996, and the results of its operations, changes in its net assets and financial highlights for the years presented, in conformity with generally accepted accounting principles.

                                                  Tait, Weller & Baker
Philadelphia, Pennsylvania
January 31, 1997


FIRST INVESTORS GLOBAL FUND,  INC.

Directors

James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers

Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer

Shareholder Information

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser
Wellington Management Company
75 State Street
Boston, MA 02109

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
Brown Brothers Harriman & Co.
40 Water Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.